EXHIBIT 10.4






                                 SETTLEMENT AGREEMENT
                                 --------------------


          This Settlement Agreement (the "Agreement") is made this 12th day of

     September, 1996 by and between BAYTREE ASSOCIATES, INC. ("Baytree"), having a place of business at 50 Broad Street, New York, New York  10004 and

     GLOBAL SPILL MANAGEMENT, INC. ("Global"), a Nevada corporation having an office at 37-61 39th Street, Long Island City, New York 11101.

                                 W I T N E S S E T H

          WHEREAS, on September 5, 1996 pursuant to a written agreement Global retained Baytree to act as Global's exclusive agent to perform certain services, and

          WHEREAS, Global hired other parties to perform similar services in direct contravention to the aforementioned Agreement, and

          WHEREAS, such actions on behalf of Global prevented Baytree from performing such services, and

          WHEREAS, Baytree devoted resources to such services and was prevented by Global from receiving its benefits under the Agreement to its detriment,

     and

          WHEREAS, the parties desire to settle all matters between and among them so as to define and settle the relationship among them and to avoid the risk, expense and inconvenience of litigation, and without admitting liability or the merits of any potential claims or defenses, and

          WHEREAS, Global has agreed to issue 300,000 shares of Global's common stock (the "Shares") in full satisfaction of Baytree's claims as referred to above.




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          NOW THEREFORE, the parties agree as follows:

          1.   ISSUANCE OF SECURITIES.
               -----------------------

               Promptly after the execution of this Agreement, Global shall take all reasonable action to cause its transfer agent to issue the Shares and deliver them to Baytree at his office at the address first shown above.

          2.   FORM OF SECURITIES.
               -------------------

               The Shares shall not bear any restrictive legend and shall be freely tradeable immediately.  Baytree is authorized to communicate in writing directly with Global's transfer agent to instruct it with respect to any breakdown of the Shares and agrees to provide such documents and signatures as said transfer agent requires.  Global and its counsel will execute any documents reasonably required by the transfer agent to cause the issuance of the Shares as herein described.

          3.   REPRESENTATIONS AND WARRANTIES.
               -------------------------------

               Each of the parties is authorized to enter into this Settlement

     Agreement and the transactions contemplated hereby.  All necessary consents and authorizations to the execution of this Settlement Agreement by the parties hereto and the performance of their obligations hereunder have been obtained.

          4.   AMENDMENT.
               ----------

               This Settlement Agreement may not be amended except by an

     instrument in writing signed by both parties hereto.







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          5.   COUNTERPARTS.
               -------------

               This Settlement Agreement may be executed in two or more

     counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          6.   EQUITABLE REMEDIES.
               -------------------

               The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Settlement Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to specific enforcement of the terms and provisions hereof.

          7.   GOVERNING LAW.
               --------------

               This Settlement Agreement shall be construed according to the laws of the State of New York.  The parties submit to the jurisdiction of the federal and state courts in New York in any action relating to or arising from the terms of this Settlement Agreement.



                                        BAYTREE ASSOCIATES, INC.



                                        By: /s/  Michael Gardner
                                            ----------------------------
                                             Michael Gardner, President


                                        GLOBAL SPILL MANAGEMENT, INC.



                                        By: /s/  Karl Schwab
                                            ----------------------------
                                                 Karl Schwab, President




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